                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                          Date of Report: May 15, 2000


                         CHASE CREDIT CARD MASTER TRUST
           Series 1996-4, Series 1997-1, Series 1997-2, Series 1997-3,
           Series 1997-4, Series 1997-5, Series 1998-2, Series 1998-3,
           Series 1998-5, Series 1998-6, Series 1999-1, Series 1999-2,
                 Series 1999-3, Series 2000-1 and Series 2000-2
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                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)

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             (Exact name of registrant as specified in its charter)


       United States                    333-74303                22-2382028
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


            802 Delaware Avenue, Wilmington, Delaware     19801
            -----------------------------------------     ----------
             (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (302) 575-5050

Item 5.  Other Events:

         Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of 24 outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1999, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association, as transferor after June 1, 1996, and The Bank of New York, as trustee.

         On May 15, 2000, Chase USA, on behalf of The Chase Manhattan Bank as servicer, distributed monthly interest to the holders of the Series 1996-4, 1997-1, 1997-2, 1997-3, 1997-4, 1997-5, 1998-2, 1998-3, 1998-5, 1998-6, 1999-1,
1999-2, 1999-3, 20001 and 2000-2 certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this current report on Form 8-K.

Item 7(c).   Exhibits

             Exhibits        Description
             ----------      ---------------

               20.1 Monthly Reports with respect to the May 15, 2000 distribution

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  May 24, 2000

                                         The Chase Manhattan Bank,
                                         as Servicer


                                         By: /s/ Patrick Margey
                                         -----------------------------------
                                         Name:   Patrick Margey
                                         Title:  Vice President

                                         INDEX TO EXHIBITS
                                         ----------------------------


Exhibit No.                              Description
---------------                          -----------------

20.1                                     Monthly  Reports  with  respect to the
                                         May 15,  2000 distribution